UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2015

REGENCY ENERGY PARTNERS LP

(Exact name of Registrant as specified in its charter)

Delaware	001-35262	16-1731691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2001 Bryan Street, Suite 3700

Dallas, Texas 75201

(Address of principal executive offices, including zip code)

(214) 750-1771

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Equity Distribution Agreement

On January 8, 2015, Regency Energy Partners LP (the “Partnership”) entered into an equity distribution agreement (the “Distribution Agreement”) with Wells Fargo Securities, LLC, Barclays Capital Inc., BNP Paribas Securities Corp., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, Jefferies LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA) Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, Scotia Capital (USA), Inc., SunTrust Robinson Humphrey, Inc., UBS Securities LLC and USCA Securities LLC (each, a “Manager” and, collectively, the “Managers”), under which the Partnership may offer and sell (the “Offering”) common units representing limited partner interests in the Partnership having an aggregate offering price not to exceed $1.0 billion (the “Offered Units”) from time to time through the Managers, as sales agents for the Partnership. Sales of the Offered Units, if any, made under the Distribution Agreement will be made by means of ordinary brokers’ transactions on the New York Stock Exchange at market prices prevailing at the time of sale, at prices related to prevailing market prices, in block transactions, or as otherwise agreed upon by the Partnership and any Manager. The Offered Units have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (Registration No. 333-201030), including the prospectus contained therein, filed by the Partnership with the Securities and Exchange Commission (the “SEC”) on December 17, 2014 and declared effective by the SEC on December 24, 2014, as supplemented by the Prospectus Supplement filed by the Partnership with the SEC pursuant to Rule 424(b) of the Securities Act on January 8, 2015. The Partnership intends to use the net proceeds from the sale of the Offered Units for general partnership purposes.

The Distribution Agreement contains customary representations, warranties and agreements by the Partnership, including obligations of the Partnership to indemnify the Managers for certain liabilities under the Securities Act. The foregoing description of the Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Distribution Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K.

Certain Relationships

The Managers and certain of their affiliates have engaged, and may in the future engage, in commercial and investment banking transactions with the Partnership in the ordinary course of their business for which they have received, and expect to receive, customary compensation and expense reimbursement. In particular, affiliates of each of the Managers (except Jefferies LLC and USCA Securities LLC) are lenders under the Partnership’s revolving credit facility. If the Partnership uses any of the net proceeds of the Offering to repay borrowings under the revolving credit facility, the affiliates of such Managers will receive proceeds of the Offering.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

1.1*	Equity Distribution Agreement dated as of January 8, 2015 by and among Regency Energy Partners LP and Wells Fargo Securities, LLC, Barclays Capital Inc., BNP Paribas Securities Corp., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, Jefferies LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA) Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, Scotia Capital (USA), Inc., SunTrust Robinson Humphrey, Inc., UBS Securities LLC and USCA Securities LLC.

5.1*	Opinion of Latham & Watkins LLP regarding the legality of the Offered Units.

8.1*	Opinion of Latham & Watkins LLP relating to tax matters.

23.1*	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto).

23.2*	Consent of Latham & Watkins LLP (included in Exhibit 8.1 hereto).

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regency Energy Partners LP

	By:	Regency GP LP, its general partner
	By:	Regency GP LLC, its general partner

Date: January 8, 2015	By:	/s/ Thomas E. Long
Thomas E. Long
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

1.1*	Equity Distribution Agreement dated as of January 8, 2015 by and among Regency Energy Partners LP and Wells Fargo Securities, LLC, Barclays Capital Inc., BNP Paribas Securities Corp., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, Jefferies LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA) Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, Scotia Capital (USA), Inc., SunTrust Robinson Humphrey, Inc., UBS Securities LLC and USCA Securities LLC.

5.1*	Opinion of Latham & Watkins LLP regarding the legality of the Offered Units.

8.1*	Opinion of Latham & Watkins LLP relating to tax matters.

23.1*	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto).

23.2*	Consent of Latham & Watkins LLP (included in Exhibit 8.1 hereto).

*Filed	herewith